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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) AUGUST 20, 2002
                                 ---------------


                               UNITY BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                   1-12431                    22-3282551
         ----------                  ----------                 ------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


 64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                                 08809
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (908) 730-7630
                                 --------------

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Item 5.  OTHER.

         The Registrant issued a press release on August 20, 2002 announcing the termination of discussions with First Bank of Central Jersey regarding the Registrant's potential acquisition of First Bank of Central Jersey.


Item 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

         EXHIBIT NO.          DESCRIPTION

         99                   Press Release dated August 20, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UNITY BANCORP, INC.
                                        -------------------
                                        (Registrant)


Dated: August 21, 2002                  By: /S/ JAMES A. HUGHES
                                            -------------------
                                                JAMES A. HUGHES
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


EXHIBIT NO.       DESCRIPTION                                 PAGE NO.
-----------       -----------                                 --------

99                Press Release dated August 20, 2002            5




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